UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                   Spectrum Sciences & Software Holdings Corp.
          -------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

        Delaware                                                  80-0025175
 ----------------------------           ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
   of incorporation)                    File Number)         Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
           ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
               ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report



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ITEM  5.     Other  Events  and  Required  FD  Disclosure.

     On May 3, 2004, Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the "Registrant"), responded to the April 29, 2004 article, "Small Company is Foundering; Stock is Soaring" authored by Floyd Norris and published by the New York Times (the "Article").
         ----------------

     Registrant believes that the Article contained factual errors and a number of false and misleading statements and criticized the New York Times for publishing the Article. Registrant specifically clarified certain characterizations that were made regarding Registrant in the Article.

     A copy of the press release issued by the Registrant on May 3, 2004 is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 of this Current Report on Form 8-K as if fully set forth herein.

ITEM  7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit  No.     Document

99.1          Press  release  of  the  Registrant  issued  on  May  3,  2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Spectrum  Sciences  &  Software  Holdings  Corp.


                              By:  /s/ William  H.  Ham
                                   --------------------
                                   William  H.  Ham
                                   President  and  CEO


Date:  May  3,  2004


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